UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2023
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
As previously disclosed, on July 2, 2023 (the “Petition Date”), Tattooed Chef, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed a voluntary petition (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The Company Parties’ Chapter 11 proceedings are jointly administered under the caption “In re: Ittella International, LLC, et al.”, Case Number 2:23-bk-14154-SK (the “Chapter 11 Cases”). The Company Parties continue to operate their business in the ordinary course and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
On July 6, 2023, at a hearing before the Bankruptcy Court, the Bankruptcy Court entered an interim order (the “Interim DIP Order”) approving the DIP Facility (as defined below) on an interim basis, providing the Company Parties with additional capital to continue to operate during the pendency of the Chapter 11 Cases.
On July 11, 2023, the Company Parties and UMB entered into a Senior Secured Super-Priority Priming Debtor-In-Possession Loan and Security Agreement (the “DIP Credit Agreement”), which provides for a $6,000,000 senior secured super-priority debtor-in-possession credit facility (the “DIP Facility”) consisting of (i) new money revolving loans in an aggregate amount of up to $3,000,000, and (ii) roll-up loans (where prepetition secured obligations to UMB are converted into post-petition secured obligations under the DIP Facility) in an aggregate amount of $3,000,000 (collectively, the “DIP Loans”). UMB’s obligations to fund the DIP Loans are contingent upon the satisfaction of certain conditions set forth in the DIP Credit Agreement, including, without limitation, the entry of the Interim DIP order and final orders by the Bankruptcy Court approving the DIP Facility and its terms (the “DIP Orders”). The proceeds of all or a portion of the DIP Facility may be used by the Company Parties in accordance with the budget provided for therein, including, without limitation, to (i) pay the administrative costs of the Chapter 11 Cases and the DIP Facility and (ii) for general working capital purposes, in all cases on the terms, and subject to the conditions, set forth in the DIP Credit Agreement, the DIP Orders, and other applicable orders of the Bankruptcy Court.
Pursuant to the terms of the DIP Credit Agreement, interest will accrue on the principal balance of the DIP Loans at a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York, adjusted daily, plus 5%, provided that in no event will the interest rate be less than 5% per annum. The Company Parties are also obligated to pay UMB a $60,000 fee in consideration of the DIP Facility, which is payable in full on the Maturity Date (as defined below). The DIP Facility includes conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. The occurrence of any event of default will cause the principal balance of the DIP Loans to accrue interest at a rate per annum equal to 2% above the non-default interest rate. Unless accelerated as a result of an event of default, all obligations under the DIP Facility shall mature and be due and payable in full on September 30, 2023 (the “Maturity Date”).
Subject to entry of the DIP Orders, the Company Parties’ obligations under the DIP Credit Agreement will be (i) secured by, among other things, (a) first priority, priming security interests in substantially all of the Company Parties’ assets, subject only to certain carve outs and permitted exceptions, as set forth in the DIP Credit Agreement and DIP Orders, and (b) a Deed of Trust Assignment of Rents and Leases, Security Agreement and Fixture Filing among UMB and certain of the Company Parties covering the Company’s New Mexico facilities, and (ii) granted super-priority administrative claim status in the Chapter 11 Cases, subject only to certain carve outs, as set forth in the DIP Credit Agreement and DIP Orders. The foregoing description of the DIP Credit Agreement and DIP Facility does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant
The information set forth above under Item 1.01 of the Current Report on Form 8-K regarding the DIP Facility is incorporated herein by reference.
Cautionary Statement Concerning Forward-Looking Statements
This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,”

“believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect the DIP Facility; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, DIP Facilities, or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Facility and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties resulting from the Chapter 11 Cases; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of local law requirements in various jurisdictions; finalization of the Company’s ability to prepare annual and quarterly financial statements (including finalization of the Company’s impairment tests) and complete its standard annual and quarterly-close processes; risks relating to the delisting of the Company’s common stock from Nasdaq and the availability of future quotation of the Company’s common stock, if any; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact, timing and effectiveness (or ineffectiveness) of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions that the list of risks and uncertainties included in the Company’s SEC filings may not contain all of the material risks and uncertainties applicable to the Company. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Current Report on Form 8-K or the Company’s other SEC filings may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, as a result of new information, future events or otherwise, except as otherwise required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Senior Secured Super-Priority Priming Debtor-in Possession Loan and Security Agreement among Tattooed Chef, Inc. and certain of its subsidiaries, and the lender thereto, dated as of July 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: July 17, 2023
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